Prepaid expenses and other current assets	6 Months Ended
Jun. 30, 2022
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid expenses and other current assets

6. Prepaid expenses and other current assets

Prepaid expenses and other current assets consist of the following:

	At June 30,	At December 31,
	2022	2021
(in Euros)	(Unaudited)
Value Added Tax (VAT)	€1,072,002	€820,780
Research and development tax credit	800,000	600,000
Advances payments to suppliers	35,401	58,009
Other current assets	180,709	21,987
Other prepaids	648,996	18,247
Total	€2,737,108	€1,519,023

Value Added Tax (“VAT”) receivables are linked to purchases. Italian VAT (Imposta sul Valore Aggiunto) applies to the supply of goods and services carried out in Italy by entrepreneurs, professionals, or artists and on imports carried out by anyone. Intra-Community acquisitions are also subject to VAT under certain situations. The Italian standard VAT rate for 2022 and 2021 is 22%. Reduced rates are provided for specifically listed supplies of goods and services. It is carried forward indefinitely and does not expire. During the six months ended June 30, 2022, the Company received a reimbursement of approximately €821,000 related to preceding periods of VAT tax credit. Based on the historical timing and amounts of VAT tax credit reimbursement received by the Company, at June 30, 2022, the VAT tax credit residual balance after the mentioned reimbursement, amounted to approximately €1.1 million and was recorded as a current asset, since it is expected to be collected from the tax agency within 12 months.

Tax credits on research and development represent a special tax relief offered to Italian companies operating in the research and development sector and can be used to offset most taxes payable. The Company has a total research and development tax credit available to be used of approximately €4.2 million at June 30, 2022, which can be carried forward indefinitely and does not expire. However, given the start-up status of the Company, and the fact that it will not be profitable in the foreseeable future (which limits the utilization of the credit), the Company recognized a receivable balance that represents the Company’s best estimate of the amount of tax credit that can be used in offsetting taxes payable by June 30, 2024. This estimate is consistent with the Company’s most updated cash budget utilization projections approved by the Board of Directors in July 2022. According to the budget approved, the Company’s available cash as of June 30, 2022, is deemed more than sufficient to cover the operating activities through at least the first half of 2024, without additional financing or other management plans.

During the six months ended June 30, 2022, the Company utilized approximately €306,000 to offset certain social contributions and taxes payable, while during the six months ended June 30, 2021, the Company utilized approximately €204,000. In addition, the recorded benefit for the six months ended June 30, 2022, and June 30, 2021, was approximately €706,000 and €204,000, respectively, to offset research and development expenses. The Company reclassified to other non-current assets a portion of the receivable, which is expected to be realized beyond 12 months. (See Note 8. Other non-current assets.)

Other current assets mainly relate to a tax credit recognized by the Italian Revenue Agency for approximately €180,000 that is expected to be collected in less than 12 months.

At June 30, 2022, Other prepaid expenses mainly relate to: i) the directors and officers (“D&O”) insurance policy paid in January 2022 of approximately €582,000; ii) the prepayment of Nasdaq registration fees for one year (from January 1, 2022 for €20,000); and, iii) prepaid expenses of €30,000 recorded to adjust the manufacturing expenses accrued during the six months ended June 30, 2022, for the actual statement of work confirmed by the manufacturer. Other prepaid expenses as of June 30, 2021, were comprised of miscellaneous minor prepaid expenses.